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                                                                      Exhibit 10

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of the 18th day of December, 1998, by and among IVI Checkmate Corp., a Delaware corporation (the "Company"), and the undersigned shareholders (the "Shareholders") of Debitek Holdings Limited, a company under the laws of England and Wales ("Debitek").

                                    RECITALS

     Whereas, the Company is issuing to the Shareholders an aggregate of up to 916,666 shares of the Company's $.01 per share par value common stock (the "Common Stock"), pursuant and subject to that certain Share Purchase Agreement dated as of November 2, 1998 (the "Share Purchase Agreement"), between the Company, Debitek and the Shareholders; and

     Whereas, the Company and the Shareholders agreed in the Share Purchase Agreement to enter into this Agreement;

     Now, Therefore, in consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Definitions and References.

     For purposes of this Agreement, in addition to the definitions set forth above and elsewhere herein, the following terms shall have the following respective meanings:

     "Affiliate" of a Holder shall mean a person who controls, is controlled by or is under common control with such Holder, or the spouse or children (or a trust exclusively for the benefit of a spouse and/or children) of such Holder, or, in the case of a Holder which is a partnership, its partners.

     "Commission" shall mean the U.S. Securities and Exchange Commission and any successor agency.

     "Escrowed Shares" shall mean any of the shares issued pursuant to the Share Purchase Agreement which were placed in escrow and remain in escrow pursuant to the terms of the General Escrow Agreement, the Nick Rowe Specific Escrow Agreement or the German Tax Specific Escrow Agreement (as those terms are defined in the Share Purchase Agreement).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
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     "Holder" shall mean each Shareholder or any transferee or assignee thereof to whom the rights under this Agreement are transferred in accordance with the provisions of Section 13 hereof.

     "Other Stockholders" shall mean Persons who, by virtue of an agreement with the Company, are entitled to include their Securities in any registration effected under this Agreement;

     "Person" shall mean an individual, partnership, joint stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

     "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable Stock" shall mean the Shares and any securities of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. For purposes of this Agreement, any Registrable Stock shall cease to be Registrable Stock when (x) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement, (y) such Registrable Stock is sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned or (z) such Registrable Stock may be sold pursuant to Rule 144 (or any similar provision then in force, but not Rule
     144A) under the Securities Act without registration under the Securities
     Act.

     "Security" or "Securities" shall have the meaning set forth in Section 2(1) of the Securities Act;

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Shares" shall mean any of the up to 916,666 shares of Common Stock issued pursuant to the Share Purchase Agreement which are not Escrowed Shares.

2.    Restrictive Legend.

     Each certificate representing Shares or Escrowed Shares shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

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     "This security has not been registered under the Securities Act of 1933 and may not be transferred or otherwise disposed of unless it has been registered under that Act or an exemption from registration is available."

     A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Alston & Bird LLP shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

3.    Notice of Proposed Transfer.

     Prior to any proposed transfer of any Shares (other than under the circumstances described in Section 4 or Section 5), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Alston & Bird LLP shall be satisfactory) to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer to one or more partners of the transferee (in the case of a transferee that is a partnership) or to an Affiliated corporation (in the case of a transferee that is a corporation). Each certificate for Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 or Rule 144A of the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or
(ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

4.    Request for Registration.

     (a) Holders of at least 100,000 shares of the Registrable Stock issued (the "Initiating Holders") may request in a written notice that the Company file a registration statement under the Securities Act (or a similar document pursuant to any other statute then in effect corresponding to the Securities
Act) covering the registration of any or all Registrable Stock held by such Initiating Holders in the manner specified in such notice, provided that there must be included in such registration at least 100,000 shares of the Registrable Stock issued pursuant to the Purchase Agreement. Following receipt of any notice under this Section 4, the Company shall (i) within ten (10) days notify all other Holders of such request in writing and (ii) use its best efforts to cause to be registered under the Securities Act all Registrable Stock that the Initiating Holders and such other Holders have, within ten (10) days after the Company has given such notice, requested be registered in accordance with the manner of disposition specified in such notice by the Initiating Holders.

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     (b)  The offering made pursuant to such demand shall not be underwritten.

     (c)  Notwithstanding any provision of this Agreement to the contrary,

          (i) the Company shall not be required to effect a registration pursuant to this Section 4 during the period beginning on the date of this Agreement until the date the Company has published the financial results covering at least thirty (30) days of combined operations of the Company and Debitek after the closing of the Purchase Agreement (the "Pooling Restriction Period") provided, that the Company shall actively employ in good faith all reasonable efforts to cause such registration statement to become effective as soon as possible after the end of the Pooling Restriction Period;

          (ii) the Company shall not be required to effect a registration pursuant to this Section 4 during the period starting with the date of filing by the Company of, and ending on a date one hundred twenty (120) days following the effective date of, a registration statement pertaining to a public offering of securities for the account of the Company; provided, that the Company shall actively employ in good faith all reasonable efforts to cause such registration statement to become effective as soon as possible;

          (iii) if the Company shall furnish to such Holders a certificate signed by the chairman of the Company stating that, in the good faith opinion of the board of directors of the Company, such registration would interfere with any material transaction then being pursued by the Company, then the Company's obligation to use its best efforts to file a registration statement shall be deferred until, in the good faith opinion of the board of directors of the Company, such registration would not interfere with any material transaction then being pursued by the Company, but in any event not longer than 120 days;

          (iv) the Company shall not be required to register more than 305,555 Shares in any registration pursuant to this Section 4 and the number of shares that may be included in the registration by each of the Holders shall be reduced, on a pro rata basis (based on the number of shares requested to be included in such registration) by such minimum number of shares as is necessary to comply with this limitation, and

          (v) if a registration pursuant to this Section 4 has been effected, the Company shall not be required to effect another registration statement pursuant to this Section 4 until 15 days after the most recent such registration statement is no longer affective.

     (d) The Company shall not be obligated to effect and pay for more than three (3) registrations pursuant to this Section 4; provided, that a registration requested pursuant to this Section 4 shall not be deemed to have been effected for purposes of this Section 4(d) unless (i) it has been declared effective by the Commission, (ii) it has

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remained effective for the period set forth in Section 6(a), (iii) Holders of
Registrable Stock included in such registration have not withdrawn sufficient shares from such registration such that the remaining holders requesting registration would not have been able to request registration under the provisions of Section 4 and (iv) the offering of Registrable Stock pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such stop order, injunction, or other requirement of the Commission prompted by any act or omission of Holders of Registrable Stock).

5.    Company Registration.

     (a) If the Company shall determine to register any of its equity securities either for its own account or for the account of Other Stockholders, other than a registration relating solely to benefit plans, a registration relating to convertible securities of the Company (including any underlying equity securities), a registration relating to any securities sold pursuant to a Rule 144A transaction, a registration relating to a transaction described in Rule 145(a) under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

          (i) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, up to all the Registrable Securities specified in a written request or requests, made by any Holder within ten (10) business days after the giving of the written notice from the Company described in clause (i) above, except as set forth in Section 5(c) below. Such written request shall specify the amount of Registrable Securities intended to be disposed of by a Holder and may specify all or a part of the Holders' Registrable Securities.

     Notwithstanding the foregoing, if, at any time after giving such written notice of its intention to effect such registration and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities the Company may, at its election, give written notice of such determination to the Holders and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such equity securities (but not from its obligation to pay expenses incurred in connection with registration as provided in Section 8 of this Agreement).

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     (b)  Underwriting.

     If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 5(a)(i). In such event, the right of each of the Holders to registration pursuant to this
Section 5 shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for the underwriting (the "Representative") by the Company or such Other Stockholders, as the case may be. Such underwriting agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 6, and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Holders whose shares are to be included in such registration. If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     (c) Priority In Company Registrations.

     If a registration pursuant to this Section 5 involves an underwritten public offering and the Representative advises the Company that, in its view, either (x) the size of the offering that the Company, the Holders and any other equity securityholders intend to make or (y) the combination of securities that the Company, the Holders and such other securityholders intend to include in such offering are such that the success of the offering would be materially and adversely affected, then (A) if the size of the offering is the basis of such Representative's advice, the Company shall so advise all holders of securities requesting registration, and the amount of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner:

        (aa) first, all the Securities to be sold for the Company's account or for other holders of securities who by contractual right demanded such registration ("Other Demanding Holders"), with such priorities among them as the Company may determine; and

        (bb) second, the number of shares that, pursuant to a contractual right, may be included in the registration and underwriting by each of the Holders and each other securityholder (other than Other Demanding Holders) shall be reduced, on a pro rata basis

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(based on the number of shares requested to be included in such registration), by such minimum number of shares as is necessary to comply with such limitation; and

     (B) if the combination of securities to be offered is the basis of such Representative's advice, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (A) above and (y) if the actions described in sub-clause (x) of this clause (B) would, in the judgment of the Representative, be insufficient to eliminate the adverse effect that inclusion of the Registrable Securities requested to be included or other Company securities proposed to be included would have on such offering, then the Company may decrease the number of Registrable Securities so requested, and the securities of shareholders of the Company other than the Holders, to be included in such registration (to the extent possible, pro rata on the basis of the percentage of Registrable Securities requested to be so registered by the Holders and any securities to be included by shareholders of the Company other than the Holders) to the extent necessary to produce the combination recommended by the Representative.

6.    Obligations of the Company.

     Whenever required under this Agreement to use its best efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become and remain effective for seventy-five (75) days;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement;

     (c) furnish to the Holders such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto, in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request;

     (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdiction within the United States as shall be reasonably appropriate for the distribution of the Registrable Stock covered by the registration statement; provided, however, that the Company shall not be
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required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Company shall not be
                           --------
required to qualify such Registrable Stock in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Stock to the terms, provisions and restrictions

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of any escrow, lockup or similar agreement for consent to sell Registrable Stock in such jurisdiction unless such Holder agrees to do so;

     (e) promptly notify each Holder for whom such Registrable Stock is covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

     (f) furnish, at the request of any Holder requesting registration of Registrable Stock pursuant to this Agreement, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective,
(2) letters dated such date from the independent certified public accountants of the Company, addressed to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company
(i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

     (g) enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

     (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

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     (i)  use its best efforts to list the Registrable Stock covered by such registration statement with all securities exchanges on which the Common Stock of the Company is then listed.

7.    Furnish Information.

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Stock held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

8.    Expenses of Registration.

     All expenses incurred in connection with registration pursuant to Section 4 or 5 of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, and fees and disbursements of one counsel for the selling Holders (which counsel shall be selected by the Holders holding a majority in interest of the Registrable Stock being registered), shall be paid by the Company; provided, however, that if a registration request
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pursuant to Section 4 of this Agreement is subsequently withdrawn at the request of the Holders of a number of shares of Registrable Stock such that the remaining Holders requesting registration would not have been able to request registration under the provisions of Section 4 of this Agreement, such withdrawing Holders either shall bear such expenses or shall forever forfeit their right to any requested registration pursuant to Section 4 of this Agreement. The Holders shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

9.    Rule 144 and Rule 144A Information.

     With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Stock to the public without registration,

     (a)  the Company agrees to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

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          (ii)  use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (iii) furnish to each Holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Stock without registration.

     (b) at any time during which the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, it will provide, upon the written request of any holder of Registrable Stock in written form (as promptly as practicable), to any prospective buyer of such stock designated by such holder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act.

10.    Indemnification.

     In the event any Registrable Stock is included in a registration statement under this Agreement:

     (a) The Company shall indemnify and hold harmless each Holder, such Holder's directors and officers, each person who participates in the offering of such Registrable Stock, and each person, if any, who controls such Holder or participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder, such Holder's directors and officers, such participating person or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is a conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity
                                    --------  -------
agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided, further, that the Company shall not be
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liable to any

Holder, such Holder's directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder's directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder's directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

     (b) Each Holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                               --------  -------
indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided, further, that the liability of each
                                   --------
Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the shares sold by such Holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Stock covered by such registration statement.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the
                   --------  -------
right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

     (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

11.    Limitation on Registration Rights.

     Notwithstanding any other provisions of this Agreement to the contrary, the Company shall not be required to register any Registrable Stock under this Agreement with respect to any request or requests made by any Holder after one year from the date of issuance of the Shares.

12.    Lockup.

     Each Holder shall, in connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of any Registrable Stock (other than that included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such reasonable period of time from the effective date of such registration as the Company or the underwriters may specify.

13.    Transfer of Registration Rights.

     The registration rights of any Holder under this Agreement with respect to any Registrable Stock may be transferred to (a) any transferee of such Registrable Stock who acquires at least twenty percent (20%) of such Holder's shares of Registrable Stock or (b) an Affiliate of such Holder; provided,
                                                                --------
however, that (i) the transferring Holder shall give the Company written notice
-------
at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and (iii) immediately following such transfer the further disposition of such securities by such transferee is restricted under the Securities Act. Except as set forth in this
Section 13, no transfer of Registrable Stock shall cause such Registrable Stock to lose such status.

14.    Successors and Assigns.

     Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

15.    Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

16.    Counterparts.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

17.    Titles.

     The titles of the Sections of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

18.    Notices.

     Any notice required or permitted under this Agreement shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, or telexed in the case of non-U.S. residents, directed to (a) the Company at the address set forth below its signature hereof or (b) to a Holder at the address therefor as set forth next to his signature below or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. The giving of any notice required hereunder may be waived in writing by the parties hereto. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by mail or telex, with receipt acknowledged.

19.    Amendments and Waivers.

     Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least two-thirds of the Registrable Stock. Any amendment or waiver effected in accordance with this Section 19 shall be binding upon each Holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder and all such securities, and the Company.

20.    Severability.

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

21.    Entire Agreement.

     All prior agreements of the parties concerning the subject matter of this Agreement are expressly superseded by this Agreement. This Agreement contains the entire Agreement of the parties concerning the subject matter hereof. Any oral representations or modifications of this Agreement shall be of no effect.

22.    Adjustment of Numbers for Stock Splits, etc.

     If, on or after the date of this Agreement, the Company changes the number of shares of Common Stock issued and outstanding as a result of a stock split, stock dividend, or similar recapitalization with respect to such stock, then at each place in this Agreement that a number of shares of such stock is specified, such number shall be proportionately adjusted.

     [Remainder of page intentionally left blank]

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.


                              IVI CHECKMATE CORP.

                              By:  /s/ John J. Neubert
                                  ----------------------------
                              Name:   John J. Neubert
                                     -------------------------
                              Title:
                                     -------------------------
                              1003 Mansell Road
                              Roswell, Georgia 30076
                              Attention:  John J. Neubert
                              Telecopier:  (770) 594-6019



                              DEBITEK HOLDINGS LIMITED


                              By:
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------
                              Address:
                                       -----------------------
                              Telephone Number:
                                                --------------
                              Fax Number:
                                          --------------------
                              Tax I.D.:
                                        ----------------------


                              JOHNSTON TECHNOLOGY INVESTMENT, INC.


                              By:  /s/ Lowry F. Kline
                                  ----------------------------
                              Name:  Lowry F. Kline
                                    --------------------------
                              Title: Executive Vice President,
                                     General Counsel &
                                     Secretary
                                     -------------------------
                              Address:  2500 Windy Ridge Pkwy
                                        Atlanta, GA 30339
                                       -----------------------
                              Telephone Number:  770-989-3004
                                                --------------
                              Fax Number:  770-989-3784
                                          --------------------
                              Tax I.D.:  Not applied for
                                        ----------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              ORESTONE INTERNATIONAL HOLDINGS LTD.


                              By:  /s/ Richard Smart
                                  --------------------------------
                              Name:  Richard Smart
                                    ------------------------------
                              Title:  Director
                                     -----------------------------
                              Address: Oak House Webbs Lane
                                       Benham Reading UK RG7 511
                                       ---------------------------
                              Telephone Number: 011 44118 971 3876
                                                ------------------
                              Fax Number:  011 44118 971 2589
                                          ------------------------
                              Tax I.D.:
                                        --------------------------



                              GRAIG SHIPPING PLC


                              By:  /s/ Hugh Williams
                                  --------------------------------
                              Name:  Hugh Williams
                                    ------------------------------
                              Title:  Chief Executive
                                     -----------------------------
                              Address: 113-116 Bute Street,
                                       Cardiff CF 1 6TE
                                       ---------------------------
                              Telephone Number: 01222 440200
                                                ------------------
                              Fax Number: 01222 440207
                                          ------------------------
                              Tax I.D.:
                                        --------------------------



                              GIROVEND CASHLESS SYSTEMS PLC


                              By:  /s/ R. Fieth
                                  --------------------------------
                              Name:  Robin Paul Fieth
                                    ------------------------------
                              Title: Director
                                     -----------------------------
                              Address: 6 Progress Business Centre,
                                       Whittle Pkwy, Bath Rd.,
                                       Slough
                                       ---------------------------
                              Telephone Number: 011 44162 866 9277
                                                ------------------
                              Fax Number: 011 44162 860 5582
                                          ------------------------
                              Tax I.D.:
                                        --------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              RONALD W. FARMER


                              By:  /s/ Ronald W. Farmer
                                  ----------------------------
                              Name:  Ronald W. Farmer
                                    --------------------------
                              Title: President & Chief
                                     Executive Officer
                                     -------------------------
                              Address: 2115 Chapman Rd.,
                                       Suite 159,
                                       Chattanooga, TN
                                       -----------------------
                              Telephone Number: 423-894-6177
                                                --------------
                              Fax Number: 423-855-7554
                                          --------------------
                              Tax I.D.:  ###-##-####
                                        ----------------------



                              JOHN R. ALM


                              By:  /s/ John R. Alm
                                  ----------------------------
                              Name:  John R. Alm
                                    --------------------------
                              Title: Executive Vice President
                                     & Chief Financial
                                     Officer
                                     -------------------------
                              Address: 25 Cates Ridge,
                                       Atlanta, GA 30327
                                       -----------------------
                              Telephone Number:  404-256-3313
                                                --------------
                              Fax Number:
                                          --------------------
                              Tax I.D.:
                                        ----------------------



                              ELEVEN & CO.


                              By:  /s/ Kevin E. Collins
                                  ----------------------------
                              Name:  Kevin E. Collins
                                    --------------------------
                              Title: Vice President & Senior
                                     Trust Officer
                                     -------------------------
                              Address: PO Box 1638,
                                       Chattanooga, TN 37401
                                       -----------------------
                              Telephone Number: 423-957-3401
                                                --------------
                              Fax Number:  423-757-3100
                                          --------------------
                              Tax I.D.:  62-6066830
                                        ----------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              ________________________________
                              Sammie Entrekin


                              By:  /s/ Sammie Entrekin
                                  ------------------------------
                              Name:  Sammie Entrekin
                                    ----------------------------
                              Title:
                                     ---------------------------
                              Address: 520 Council Fire Dr.,
                                       Chattanooga, TN 37421
                                       -------------------------
                              Telephone Number:
                                                ----------------
                              Fax Number:
                                          ----------------------
                              Tax I.D.:
                                        ------------------------



                              DAVE GILBERT


                              By:  /s/ Dave Gilbert
                                  ------------------------------
                              Name:  Dave Gilbert
                                    ----------------------------
                              Title:
                                     ---------------------------
                              Address: 2 Whippoorwill Ln.,
                                       Lafayette, GA 30728
                                       -------------------------
                              Telephone Number: 706-638-2520
                                                ----------------
                              Fax Number:
                                          ----------------------
                              Tax I.D.: ###-##-####
                                        ------------------------



                              S. K. JOHNSTON III


                              By:  /s/ S.K. Johnston III
                                  ------------------------------
                              Name: Summerfield Key Johnston III
                                    ----------------------------
                              Title:
                                     ---------------------------
                              Address: 2500 Windy Ridge Pkwy.,
                                       Atlanta, GA 30339
                                       -------------------------
                              Telephone Number: 770-989-3156
                                                ----------------
                              Fax Number:  770-989-3470
                                          ----------------------
                              Tax I.D.:
                                        ------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              S. K. JOHNSTON JNR.



                              By: /s/ S. K. Johnston Jr.
                                  ------------------------------
                              Name:  S. K. Johnston Jr.
                                     ---------------------------
                              Title:
                                     ---------------------------
                              Address: 2500 Windy Ridge Parkway,
                                       Atlanta, GA 30339
                                       -------------------------
                              Telephone Number:
                                                ----------------
                              Fax Number:
                                          ----------------------
                              Tax I.D.:
                                        ------------------------


                              LOWRY F. KLINE



                              By: /s/ Lowry F. Kline
                                  ------------------------------
                              Name: Lowry F. Kline
                                    ----------------------------
                              Title:
                                     ---------------------------
                              Address:
                                       -------------------------
                              Telephone Number:
                                                ----------------
                              Fax Number:
                                          ----------------------
                              Tax I.D.:
                                        ------------------------


                              LOWRY F. KLINE IRA


                              By: /s/ Lowry F. Kline
                                  ------------------------------
                              Name: Lowry F. Kline
                                    ----------------------------
                              Title:
                                     ---------------------------
                              Address: 2500 Windy Ridge Parkway,
                                       Atlanta, GA 30339
                                       -------------------------
                              Telephone Number:
                                                ----------------
                              Fax Number:
                                          ----------------------
                              Tax I.D.:
                                        ------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              WILLIAM E. LANDIS



                              By: /s/ William E. Landis
                                  ----------------------------
                              Name:  William E. Landis
                                    --------------------------
                              Title:
                                     -------------------------
                              Address: 700 Krystal Bldg.,
                                       Chattanooga, TN 37402
                                       -----------------------
                              Telephone Number: 423-755-0721
                                                --------------
                              Fax Number: 423-755-0742
                                          --------------------
                              Tax I.D. ###-##-####
                                       -----------------------

                              WILLIAM E. LANDIS IRA



                              By: /s/ W. E. Landis
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------
                              Address:
                                       -----------------------
                              Telephone Number:
                                                --------------
                              Fax Number:
                                          --------------------
                              Tax I.D.:
                                        ----------------------

                              WILLIAM E. LANDIS AS AGENT



                              By: /s/ William E. Landis
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------
                              Address:
                                       -----------------------
                              Telephone Number:
                                                --------------
                              Fax Number:
                                          --------------------
                              Tax I.D.:
                                        ----------------------
                              Sharon Mills, beneficiary

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.



                              STEPHEN E. LEDBETTER



                              By: /s/ Stephen E. Ledbetter
                                  -----------------------------
                              Name: Stephen E. Ledbetter
                                    ---------------------------
                              Title:
                                     --------------------------
                              Address: P.O. Box 666
                                       Lafayette, GA 30728
                                       ------------------------
                              Telephone Number: 706-638-3366
                                                ---------------
                              Fax Number: 706-638-1092
                                          ---------------------
                              Tax I.D.:
                                        -----------------------

                              STANLEY E. LEDBETTER



                              By: /s/ Stanley E. Ledbetter
                                  -----------------------------
                              Name: Stanley E. Ledbetter
                                    ---------------------------
                              Title: President
                                     --------------------------
                              Address: P.O. Box 1436
                                       Lafayette, GA 30728
                                       ------------------------
                              Telephone Number: 706-638-3608
                                                ---------------
                              Fax Number: 706-638-1092
                                          ---------------------
                              Tax I.D.: ###-##-####
                                        -----------------------


                              ARONDA C. LUNSFORD


                              By: /s/ Aronda C. Lunsford
                                  -----------------------------
                              Name: Aronda C. Lunsford
                                    ---------------------------
                              Title:
                                     --------------------------
                              Address: P.O. Box 28045
                                       Chattanooga, TN 37424
                                       ------------------------
                              Telephone Number: 423-855-9804
                                                ---------------
                              Fax Number:
                                          ---------------------
                              Tax I.D.:
                                        -----------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              LESLIE E. LUNSFORD


                              By:    /s/ Leslie E. Lunsford
                                     ------------------------------------------
                              Name:  Leslie E. Lunsford
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: PO Box 28045, Chattanooga, TN 37424
                                       ----------------------------------------
                              Telephone Number: 423-855-9804
                                                -------------------------------
                              Fax Number:
                                          -------------------------------------
                              Tax I.D.:
                                        ---------------------------------------


                              DANNY MOSKOVITZ


                              By:    /s/ Danny Moskovitz
                                     ------------------------------------------
                              Name:  Danny Moskovitz
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 2185 South Bayshore Dr., Miami, FL 33133
                                       ----------------------------------------
                              Telephone Number: 305-854-2185
                                                -------------------------------
                              Fax Number: 305-854-0206
                                          -------------------------------------
                              Tax I.D.:
                                        ---------------------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              NAVARRE INVESTMENT CO.

                              By:    /s/ Mary N. Bailey Moore
                                     ------------------------------------------
                              Name:  Mary N. Bailey Moore
                                     ------------------------------------------
                              Title: General Partner
                                     ------------------------------------------
                              Address: Suite 740, Republic Center,
                                       633 Chestnut St., Chattanooga, TN 37450
                                       ----------------------------------------
                              Telephone Number: 423-756-0882
                                                -------------------------------
                              Fax Number: 423-756-0889
                                          -------------------------------------
                              Tax I.D.: 59-2279084
                                        ---------------------------------------


                              D. A. PEASE

                              By:    /s/ D. A. Pease
                                     ------------------------------------------
                              Name:  D. A. Pease
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: Oakhouse Webbs Ln., Benham,
                                       Reading, UK RG7511
                                       ----------------------------------------
                              Telephone Number: 011 44 118 971 3876
                                                -------------------------------
                              Fax Number: 011 44 118 971 2589
                                          -------------------------------------
                              Tax I.D.:
                                        ---------------------------------------


                              S. L. PROBASCO JNR.

                              By:    /s/ S. L. Probasco Jr.
                                     ------------------------------------------
                              Name:  S. L. Probasco Jr.
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: PO Box 1638, Chattanooga, TN 37401
                                       ----------------------------------------
                              Telephone Number: 423-757-3339
                                                -------------------------------
                              Fax Number:
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------


                              ROBERT A. REEVES

                              By:    /s/ Robert A. Reeves
                                     ------------------------------------------
                              Name:  Robert A. Reeves
                                     ------------------------------------------
                              Title: President
                                     ------------------------------------------
                              Address: 3310 West End Ave. #450,
                                       Nashville, TN 37203
                                       ----------------------------------------
                              Telephone Number: 615-385-9611
                                                -------------------------------
                              Fax Number: 615-385-9448
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              PHILIP H. SANFORD

                              By:    /s/ Philip H. Sanford
                                     ------------------------------------------
                              Name:  Philip H. Sanford
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: One Union Square, Chattanooga, TN 37402
                                       ----------------------------------------
                              Telephone Number: 423-757-1503
                                                -------------------------------
                              Fax Number: 423-757-5660
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------


                              HENRY A. SCHIMBERG

                              By:    /s/ Henry A. Schimberg
                                     ------------------------------------------
                              Name:  Henry A. Schimberg
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 4201 Fremont Ave. South,
                                       Minneapolis, MN 55409
                                       ----------------------------------------
                              Telephone Number: 770-987-3163
                                                -------------------------------
                              Fax Number: 770-989-3786
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------


                              A. ALEXANDER TAYLOR II

                              By:    /s/ A. Taylor
                                     ------------------------------------------
                              Name:  A. Alexander Taylor II
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 1715 West 38th St., Chattanooga, TN 37409
                                       ----------------------------------------
                              Telephone Number: 423-821-2037 X 281
                                                -------------------------------
                              Fax Number: 423-821-6423
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              A. ALEXANDER TAYLOR II IRA

                              By:    /s/ A. Taylor
                                     ------------------------------------------
                              Name:  A. Alexander Taylor II
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 1715 West 38th St., Chattanooga, TN 37409
                                       ----------------------------------------
                              Telephone Number: 423-821-2037 X 281
                                                -------------------------------
                              Fax Number: 423-821-6423
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------


                              A. ALEXANDER TAYLOR II, CUSTODIAN

                              By:    /s/ A. Taylor
                                     ------------------------------------------
                              Name:  A. Alexander Taylor II
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 1715 West 38th St., Chattanooga, TN 37409
                                       ----------------------------------------
                              Telephone Number: 423-821-2037 X 281
                                                -------------------------------
                              Fax Number: 423-821-6423
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------


                              G. TOOHEY

                              By:    /s/ G. Toohey
                                     ------------------------------------------
                              Name:  G. Toohey
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 9840 International Dr., Orlando, FL 32819
                                       ----------------------------------------
                              Telephone Number:
                                                -------------------------------
                              Fax Number:
                                          -------------------------------------
                              Tax I.D.:
                                        ---------------------------------------


                              HENRY VARNELL

                              By:    /s/ Henry Varnell
                                     ------------------------------------------
                              Name:  Henry Varnell
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 4556 Barfield, Memphis, TN 38117
                                       ----------------------------------------
                              Telephone Number: 901-682-2854
                                                -------------------------------
                              Fax Number: 901-682-2854
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.


                              JEANNE VARNELL

                              By:    /s/ Jeanne Varnell
                                     ------------------------------------------
                              Name:  Jeanne Varnell
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 4556 Barfield, Memphis, TN 38117
                                       ----------------------------------------
                              Telephone Number: 901-682-2854
                                                -------------------------------
                              Fax Number: 901-682-2854
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------


                              ROBERT A. WARDLAW, II

                              By:    /s/ Robert A. Wardlaw II
                                     ------------------------------------------
                              Name:  Robert A. Wardlaw II
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 70 Oceanview Dr., Crawfordville, FL 32327
                                       ----------------------------------------
                              Telephone Number: 850-926-8742
                                                -------------------------------
                              Fax Number:
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------


                              THOMAS T. WARDLAW

                              By:    /s/ Thomas T. Wardlaw
                                     ------------------------------------------
                              Name:  Thomas T. Wardlaw
                                     ------------------------------------------
                              Title:
                                     ------------------------------------------
                              Address: 4311 Belclaire, Dallas, TX 75205
                                       ----------------------------------------
                              Telephone Number: 214-526-2933
                                                -------------------------------
                              Fax Number: 214-526-2933
                                          -------------------------------------
                              Tax I.D.: ###-##-####
                                        ---------------------------------------

Signature Pages to Registration Rights Agreement by and among IVI Checkmate Corp., Debitek Holdings Limited and Certain Shareholders of Debitek Holdings Limited.

                              JAMES C. WARDLAW



                              By:   /s/ James C. Wardlaw
                                   ---------------------------------
                              Name:  James C. Wardlaw
                                    --------------------------------
                              Title:
                                     -------------------------------
                              Address: 2734 Peachtree Rd., N.W. A106
                                       Atlanta, GA 30306
                                       -----------------------------
                              Telephone Number:  404-365-9021
                                                --------------------
                              Fax Number:  404-261-2565
                                          --------------------------
                              Tax I.D.:  ###-##-####
                                        ----------------------------